Executed Version 3396873.6  LOAN AGREEMENT This Loan Agreement (this “Agreement”) dated as of September 17, 2014 (the “Effective Date”), is entered into by and among WEST TEXAS STATE BANK (“Lender”), the Borrower and Guarantor. In consideration of the Loan or Loans described below and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, Lender, Borrower and Guarantor agree as follows: 1. Definitions and Reference Terms. In addition to any other terms defined herein, the following terms shall have the meaning set forth with respect thereto: A. Accounting Terms. All accounting terms not specifically defined or specified herein shall have the meanings generally attributed to such terms under generally accepted accounting principles (“GAAP”), as in effect from time to time, as the case may be consistently applied, with respect to the financial statements referenced in Section 5.A. hereof. B. Agreement. The word “Agreement” means this Loan Agreement, as may be amended or modified from time to time, together with all exhibits and schedules attached hereto from time to time. C. Borrower. The term “Borrower” means Nautilus Poplar LLC, a Montana limited liability company. D. Collateral. The term “Collateral” shall include without limitation all property and assets granted as collateral for the Loan, whether real or personal (tangible or intangible) property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, deed of trust, assignment, pledge or chattel mortgage intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise, including, but not limited to, all oil and gas properties and equipment located thereon and proceeds derived therefrom in the oil and gas properties owned or leased by Borrower, INSOFAR AND ONLY INSOFAR as to those depths and formations from the surface down to immediately above the top of the Bakken formation, which is defined as the stratigraphic equivalent of 7032 feet as shown on the electrical log for the Nautilus EPU 119 well (API No. 25-085-21777), located in the NE/4NE/4, Sec. 31, Twp. 29N, R. 51E, MPM, Roosevelt County, Montana, being more fully described in the Mortgage described below. E. Guarantor. The term “Guarantor” means Magellan Petroleum Corporation, a Delaware corporation. F. Guaranty. The term “Guaranty” shall mean that certain Unlimited Guaranty dated as of the Effective Date executed by Guarantor described above to or for

2   the benefit of Lender, as such Guaranty may hereafter be amended, modified, supplemented, renewed and/or extended. G. Hazardous Materials. The term “Hazardous Materials” means all materials defined as hazardous materials or substances under any local, state or federal environmental laws, rules or regulations, and petroleum, petroleum products, oil and asbestos. H. Loan Documents. The term “Loan Documents” mean this Loan Agreement and any and all promissory notes executed by Borrower and Guaranty executed by Guarantor in favor of Lender and all other documents, instruments, guarantees, certificates of deposit, deeds of trust, assignments of insurance proceeds, security agreements, pledge agreements and Security Documents described below executed and/or delivered by Borrower or any third party in connection with any Loan. I. Loans. The term “Loans” mean any loans described in Section 2 hereof. J. Mortgage (whether one or more). The term “Mortgage” shall mean that certain Deed of Trust, Mortgage, Security Agreement, Assignment of Production and Financing Statement dated as of the Effective Date executed by the Borrower described above to or for the benefit of Lender, as such Mortgage may hereafter be amended, modified, supplemented, renewed and/or extended, and all other mortgages and deeds of trust covering the Mortgaged Property hereafter executed by Borrower to or for the benefit of Lender securing any Loan. K. Note. The term “Note” shall mean the Line of Credit Note set out in Section 2 together with any and all renewals, extensions, amendments or rearrangements thereof. L. Obligations. The term “Obligations” shall mean all indebtedness, obligations and/or liabilities owed by Borrower and/or Guarantor to Lender arising under the terms of the Note and/or Security Documents. M. Permitted Encumbrances. The words “Permitted Encumbrances” mean as applied to the Borrower, all Permitted Encumbrances as set out in Section 2.1 (a) of the Mortgage plus (i) any lien and/or security interest in favor of Lender or any Lender to secure the Obligations hereunder; (ii) liens for taxes, fees, assessments or other charges to governmental authorities not yet delinquent or being contested in good faith by appropriate proceedings; (iii) liens of operators, carriers, warehousemen, mechanics, laborers and materialmen and other similar liens or incident to the exploration, development, operation and maintenance of oil and gas properties and/or mineral interests comprising the Collateral, in each case incurred in the ordinary course of business for sums not yet due and payable or being contested in good faith; (iv) easements, right-of-way, building codes, zoning, permits, restrictions and other similar encumbrances on the use of the oil and gas properties comprising the Collateral; (v) liens created to secure the purchase price of personal property acquired (or existing on the

3   personal property at the time such personal property is acquired) by Borrower or created to secure indebtedness; (vi) liens arising from filing Uniform Commercial Code financing statements for precautionary purposes relating solely to true leases of personal property permitted by this Agreement under which the Borrower or any of their Subsidiaries is a lessee; (vii) any law or right reserved to or vested in any tribunal to control or regulate the use of any oil and gas properties comprising the Collateral; (viii) royalties, overriding royalties, reversionary interests, net profits interests, carried interests, production payments and similar burdens; (ix) agreements arising in the ordinary course of Borrower’s business burdening and/or affecting the oil and gas properties comprising the Collateral including, but not limited to, joint operating agreements and unitization and pooling agreements; (x) minor defects and irregularities in title to any Property, so long as such defects and irregularities neither (a) are liens or security interests which secure other indebtedness or obligations nor (b) materially impair the value of such Property or the use thereof for the purposes for which such Property is held; (xi) judgment and attachment liens not giving rise to an Event of Default; (xii) the contracts, agreements, burdens, encumbrances and other matters set forth in the descriptions of certain of the Mortgaged Properties (as defined in the Mortgage) on Exhibit A to the Mortgage; (xiii) deposits of cash, securities or instruments (including payment or performance bonds, but excluding appeal bonds) to secure the performance of bids, trade contracts, leases, statutory obligations and other obligations of like nature incurred in the ordinary course of business; (xiv) sales contracts or other arrangements for the sale of hydrocarbons in the ordinary course of business which would not deprive Borrower of any material right in respect of the Mortgaged Property; (xv) liens to secure plugging and abandonment obligations, which do not have a material adverse effect on the Borrower; (xvi) pledges or deposits and other liens (a) in connection with workers’ compensation, unemployment insurance and other social security legislations and (b) securing liability for reimbursement or indemnification obligations of (including obligations in respect of letters of credit or bank guarantees for the benefit of) insurance carriers providing property, casualty or liability insurance to the Borrower; and (xvii) only for the thirty (30) days immediately following the Effective Date, recorded liens in favor of Jonah Bank of Wyoming. N. Pledge Agreement. The term “Pledge Agreement” shall mean that certain Pledge Agreement dated to be effective as of the Effective Date executed by the Guarantor described above to or for the benefit of Lender, as such Pledge Agreement may hereafter be amended, modified, supplemented, renewed and/or extended. O. Security Documents. The term “Security Documents” shall mean the Mortgage and Pledge Agreement described above and any and all accompanying UCC-1 Financing Statements and agreements associated therewith as such Security Documents may hereafter be amended, modified, supplemented, renewed and/or extended. 2. Loans. A. Line of Credit Commitment. Lender agrees to make Advances to the Borrower as follows:

4   (i) Loan. Subject to the terms and conditions hereof, Lender hereby agrees to make a series of loans to Borrower in an aggregate principal amount of up to $8,000,000.00. The obligation to repay the Loan is evidenced by a Promissory Note (Revolving Line of Credit Note) dated as of the Effective Date, having an original principal commitment amount of $8,000,000.00 (together with any and all renewals, extensions and/or rearrangements thereof being hereinafter referred to sometimes as “Line of Credit Note” or “Note”) having a maturity date, repayment terms and an interest rate as set forth in the Line of Credit Note together with any and all renewals, extensions, amendments or rearrangements thereof. The proceeds from said Line of Credit Note will be used for the purposes set out under 5.I. below. (ii) Revolving Credit Feature. The Line of Credit Note provides for a revolving line of credit feature under which Borrower may from time to time borrow, repay and reborrow funds, without penalty, premium or fee. The aggregate principal amount of funds borrowed under the Line of Credit Note shall never exceed at any one time outstanding the face amount of the Line of Credit Note. (iii) Request for Advances. The obligation of Lender to advance funds under the Line of Credit Note pursuant to this section are subject to Borrower delivering to Lender a completed request for advance in the form attached hereto as Exhibit “A,” attached hereto and made a part hereof. (iv) General Conditions Precedent to Advances. Lender’s obligation to make any advances under the Line of Credit Note or to provide any other financial accommodations to or for the benefit of Borrower hereunder shall be subject to the conditions precedent that as of the date of such advance or disbursement and after giving effect thereto [a] all representations and warranties made to Lender in this Agreement and the Loan Documents shall be true and correct in all material respects as of and as if made on such date (except to the extent any such representation or warranty specifically relates to a specific date), [b] no material adverse change in the financial condition of Borrower and/or Guarantor since the effective date of the most recent financial statements furnished to Lender, or in the value of the Mortgaged Properties taken as a whole, shall have occurred and be continuing, [c] no event has occurred and is continuing, or would result from the disbursement of the requested advance, which with notice or lapse of time, or both, would constitute an Event of Default (as defined in Section 7 of this Agreement), [d] Lender has received all financial reports, financial statements, tax returns, Reserve Evaluations, as defined below, and other information (“Financial Information”) required under Section 5.A. below, appropriately executed by Borrower and/or Guarantor and all other proper parties, and [e] Lender has received payment of, or shall receive substantially contemporaneously with the initial funding, a closing fee in the amount of

5   $40,000 (the “Closing Fee”), which shall be deemed to be fully earned by Lender on the Effective Date. (v) Reliance on Request. Notwithstanding anything to the contrary, any request for advances communicated to any office of Lender by any person on behalf of Borrower believed by Lender in good faith to be authorized to make the request, whether written, verbal, telephonic or electronic, may be acted upon by Lender, and Borrower will be liable for sums advanced by Lender pursuant to such request, unless resulting from the gross negligence, willful misconduct or fraud of Lender. Such requests for advances shall be deemed authorized by Borrower, and Lender shall not be liable for such advances made in good faith, and with respect to advances deposited to the credit of any deposit account of Borrower, such advances, when so deposited, shall be conclusively presumed to have been made to or for the benefit of Borrower regardless of the fact that persons other than those authorized to request advances may have authority to draw against such account. Borrower agrees to indemnify and hold Lender harmless from and against all damages, liabilities, costs and expenses (including reasonable out-of-pocket attorney’s fees) arising out of any claim by Borrower or any third party against Lender in connection with Lender’s performance of transfers as described above, unless resulting from the gross negligence, willful misconduct or fraud of Lender. (vi) Conditions Precedent to Initial Advances. Lender’s obligation to make an initial advances under the Line of Credit Note or to provide any other financial accommodations to or for the benefit of Borrower hereunder shall be subject to Borrower’s delivery to Lender of a revised Exhibit “A” for attachment to the Deed of Trust containing [a] with respect to at least 80% of the oil and gas leases and/or oil, gas and mineral leases included therein (“Leases”), the addition of a reference to the Office of the Recorder Book and Page numbers for said Leases based on Borrower’s readily available records (and not, for the avoidance of doubt, based on a full search of the Office of the Recorder’s courthouse records) and [b] with respect to all Leases, revised versions of the applicable legal descriptions including the longhand version of the quadrant information included in the legal description (for example, changing “NENE” to “NE/4NE/4”, as appropriate). B. Security Documents. The Loans are secured by the Security Documents described above. 3. Security. As indicated above, as security for the Loans, the Borrower has executed and delivered to Lender the Mortgage described above covering various leasehold, operating, royalty, mineral and overriding royalty interest along with any equipment associated therewith and proceeds and revenues derived therefrom located in Roosevelt County, Montana and Guarantor agrees to execute and deliver to Lender a Pledge Agreement described above covering its membership interest in Borrower on terms mutually

6   acceptable to the Parties. When Collateral is mortgaged, assigned and/or pledged as security for the Loans, Borrower will grant to Lender a first lien in the Collateral (other than with respect to Permitted Encumbrances or unless otherwise represented) and agrees to do all things reasonably necessary to perfect the lien of the Lender in such Collateral. 4. Representations and Warranties. Borrower, represents and warrants to Lender as follows: A. Good Standing. Magellan Petroleum Corporation is a Delaware corporation and Nautilus Poplar LLC is a Montana limited liability company and each of which is duly organized, validly existing and in good standing under the laws of the States of Delaware and Montana, respectively, and has the organizational power and authority to own the Collateral which it owns and to carry on its businesses in each jurisdiction in which such company does business except where the failure to qualify would not have a material adverse effect on such company. B. Authority and Compliance. Borrower and Guarantor have full organizational power and authority to execute and deliver the Loan Documents and to incur and perform the obligations provided for therein, all of which have been duly authorized by all proper and necessary action of such party. No consent or approval of any public authority or other governmental third party is required as a condition to the validity of any Loan Document, and Borrower is in compliance in all material respects with all laws and regulatory requirements to which it is subject. C. Binding Agreement. This Agreement and the other Loan Documents executed by Borrower and Guarantor constitute valid and legally binding obligations of Borrower and Guarantor, as applicable, enforceable in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability. D. Litigation. Except as disclosed to Lender in writing, there is no proceeding against the Borrower and/or Guarantor pending or, to the knowledge of Borrower and/or Guarantor, threatened in writing before any court or governmental authority which would reasonably be expected to have a material adverse effect on Borrower and/or Guarantor, as applicable. E. No Conflicting Agreements. There are no governing documents pertaining to the organization, power or authority of Borrower and/or Guarantor, and no provision of any existing material agreement, mortgage, indenture or contract binding on Borrower and/or Guarantor or affecting the Collateral, which would conflict with or in any way prevent the execution, delivery or carrying out of the terms of this Agreement and the other Loan Documents.

7   F. Ownership of Assets. Borrower and Guarantor has or will collectively have at the time of closing good and defensible title to the Collateral, free and clear of liens, except Permitted Encumbrances (as defined above) and liens granted to Lender. G. Taxes. All material taxes and assessments due and payable by Borrower and/or Guarantor have been paid except for those taxes being contested in good faith by one or more of the Borrower and/or Guarantor by appropriate proceedings in a diligent manner. Borrower and Guarantor have filed all material tax returns which they are required to file. H. Financial Statements. The financial statements of Borrower and/or Guarantor heretofore delivered to Lender have been prepared on a consistent basis throughout the period involved and fairly present such party’s financial condition as of the date or dates thereof, and there has been no material adverse change in its financial condition or operations since the dates of such financial statements. All factual information furnished by Borrower and Guarantor to Lender in connection with this Agreement and the other Loan Documents is and will be accurate and complete in all material respects on the date as of which such information is delivered to Lender and is not and will not be incomplete by the omission of any material fact necessary to make such information taken as a whole not misleading in any material respect. I. Place of Business. Borrower’s principal place of business is located at 1775 Sherman Street, Suite 1950, Denver, Colorado 80203. J. Environmental. The conduct of the Borrower’s business operations and the condition of the Mortgaged Property does not and will not violate in any material respect any federal laws, rules or ordinances for environmental protection, regulations of the Environmental Protection Agency, any applicable local or state law, rule, regulation or rule of common law or any judicial interpretation thereof relating primarily to the environment or Hazardous Materials subject to the “cure period” set out in Section 5.G. below. K. Continuation of Representations and Warranties. All representations and warranties made under this Agreement shall be deemed to be made at and as of the Effective Date and at and as of the date of any advance under any Loan. L. Ownership of Borrower. Guarantor is the sole member of Borrower. M. Operations. Except Permitted Encumbrances or as otherwise disclosed to Lender in writing, Borrower is the operator of the oil and gas properties comprising the Collateral. 5. Affirmative Covenants. Until full payment and performance of all obligations of the Borrower under the Loan Documents (other than contingent indemnification obligations to the extent no claim giving rise thereto has been asserted), Borrower will, unless Lender

8   consents otherwise in writing (and without limiting any requirement of any other Loan Document): A. Financial Statements and Other Information. maintain a system of accounting reasonably satisfactory to Lender on a consistent basis throughout the period involved, permit Lender’s officers or authorized representatives to visit and inspect Borrower’s books of account and other records at such reasonable times, upon prior reasonable notice, and as often as Lender may desire. All financial statements called for below shall be prepared in accordance with GAAP, in form and substance reasonably acceptable to Lender. In addition, Borrower will: (i) Annual Audited Financial Statements (Guarantor). Provide to Lender annual audited consolidated financial statements of the Guarantor and its consolidated subsidiaries, including, without limitation, Borrower, prepared in accordance with GAAP, accompanied by an unqualified opinion rendered by an independent accounting firm (“CPA Firm”) acceptable to the Lender (such annual financial statements to include a balance sheet, profit and loss statement, statement of cash flow and changes to owner’s equity) reasonably satisfactory to Lender for each fiscal year of Borrower within 120 days after the close of each such fiscal year beginning with the fiscal year ending June 30, 2015. (ii) Quarterly Financial Statements (Guarantor). Provide to Lender quarterly Borrower in-house prepared financial statements prepared on an income tax basis (which will include a balance sheet and income statement) of Borrower within 60 days after the close of each previous quarter with the first quarterly period ending December 31, 2014. (iii) Tax Returns (Guarantor). Provide to Lender, within 15 days after filing, beginning with the year ending June 30, 2014, copies of the Guarantor’s filed federal income tax returns for such year. (iv) Annual Oil and Gas Reserve Evaluation. Provide to Lender at Borrower’s expense an engineering report (“Engineering Report”) setting out the engineered value (“Engineered Value”) of Borrower’s proved developed producing (“PDP”) oil and gas reserves (“PDP Reserves”) in form and substance reasonably satisfactory to Lender annually on or before August 1 of each year dated as of June 30 of such year. Each Engineering Report shall be prepared by a third-party engineer or engineering firm reasonably acceptable to Lender utilizing economic and pricing parameters used by the Securities and Exchange Commission as established from time-to-time together with such other information as Lender shall deem reasonably necessary to determine the value of Borrower’s PDP Reserves.

9   (v) Other Information. Provide to Lender promptly such additional information, reports and statements respecting the business operations and financial condition of Borrower, respectively, from time to time, as Lender may reasonably request. B. Insurance. Maintain insurance with responsible insurance companies on the real or tangible property comprising the Mortgaged Property to the extent customary in the industry (excluding, for the avoidance of doubt, any surface equipment, surface facilities or other tangible personal property), in such amounts and against such risks as is customarily maintained by similar businesses operating in the same vicinity, specifically to include fire and extended coverage insurance covering all material assets and liability insurance, all to be with such companies and in such amounts as are reasonably satisfactory to Lender and providing for at least 30 days’ prior notice to Lender of any cancellation thereof. Satisfactory evidence of such insurance will be supplied to Lender prior to the initial funding under the Loan and 30 days prior to each policy renewal. C. Existence and Compliance. Maintain and Guarantor will maintain their existence, good standing and qualification to do business in the States of Delaware and Montana, respectively, and where otherwise required except where the failure of such would not have a material adverse effect on Borrower or Guarantor, as applicable, and will comply in all material respects with all laws, regulations and governmental requirements including, without limitation, environmental laws applicable to it or to any of the Collateral, business operations and transactions. D. Adverse Conditions or Events. Promptly advise Lender in writing of (i) any new condition, event or act which comes to its attention that would or reasonably be expected to materially adversely affect the financial condition or operations of Borrower, or Lender’s material rights under the Loan Documents, (ii) any material litigation filed against Borrower, (iii) any event that has occurred that would constitute a default or Event of Default under any Loan Document, (iv) any uninsured or partially uninsured (but only to the extent of such uninsured portion) loss through fire, theft, liability or property damage in excess of $500,000.00, and (v) any new contingent or actual liability in excess of $500,000.00. E. Taxes and Other Obligations. Pay and Guarantor will pay all of their respective material taxes, assessments and other obligations owing to any governmental authority, including, but not limited to taxes, costs or other expenses arising out of this transaction, as the same become due and payable, except to the extent the same are being contested in good faith by appropriate proceedings in a diligent manner. F. Maintenance. Maintain and Guarantor will maintain all of their respective material tangible property comprising the Mortgaged Property in good condition and repair, consistent with past practice and prudent industry standards, ordinary wear and tear, casualty and condemnation excluded, and make all necessary replacements thereof, and preserve and maintain all licenses, trademarks, privileges,

10   permits, franchises, certificates and the like to the extent necessary for the operation of their respective businesses. G. Environmental. To the extent not previously disclosed to Lender in writing, promptly advise Lender in writing of (i) any and all material enforcement, cleanup, remedial, removal, or other governmental or regulatory actions instituted, completed or, to the knowledge of Borrower, threatened in writing pursuant to any applicable federal, state, or local laws, ordinances or regulations relating to any Hazardous Materials affecting the Collateral; and (ii) all material claims made or, to the knowledge of Borrower, threatened in writing by any third party against the Borrower relating to damages, contribution, cost recovery, compensation, loss or injury resulting from any Hazardous Materials. Borrower shall promptly notify Lender of any material remedial action taken with respect to Hazardous Materials by them with respect to the Collateral. Borrower will not use or permit any other party to use any Hazardous Materials on the oil and gas properties comprising the Collateral except such materials as are incidental to their normal course of business, maintenance and repairs and which are handled in material compliance with all applicable environmental laws. Borrower agrees to permit Lender, its agents, contractors and employees to enter and inspect any of the oil and gas properties comprising the Collateral at any reasonable times upon three (3) business days prior notice for the purposes of conducting an environmental investigation and audit (on an annual basis) (including taking physical samples) to insure compliance with this covenant and Borrower shall reimburse Lender on demand for the reasonable costs of one such environmental investigation and audit per year. Should Borrower violate this covenant, the cure period will be 60 days from the receipt of written notification of Lender. By material is meant any remedial and/or claim in the amount in excess of $500,000.00. H. Deposits. During the Loan term and any extensions thereof and until payment in full of the Note (other than contingent indemnification obligations to the extent no claim giving rise thereto has been asserted), maintain a depository account with Lender and grant to Lender the right to offset against the account during the continuance of an Event of Default; provided, however, that Borrower shall not be obligated to have such account opened and maintained until the first date after the Effective Date which is available to Borrower (based on Lender’s internal schedule) to open such account. Once such account is open, Borrower shall cause all Production Proceeds (as defined in the Mortgage) payable to Borrower to be deposited into such account. I. Use of Proceeds. Use the proceeds of the Loans for purposes of (i) acquiring oil and gas properties and/or leases, (ii) providing working capital for the Borrower, (iii) funding Letters of Credit issued by Lender and (iv) paying fees, costs and expenses associated with the closing hereunder, including, without limitation, the Closing Fee. In no event will funds from the Loans be used for the purpose of purchasing or carrying margin stock in violation of Regulations G, U or X of the Board of Governors of the Federal Reserve System.

11   J. Annual Field Inspections. Upon reasonable advance notice, permit Lender’s officers, engineers and/or authorized representative to visit and inspect Borrower’s field operations at such times as Lender may desire, with Borrower to pay all reasonable expenses of such visits and inspections during the continuance of an Event of Default. k. Subordination Agreement. Cause any operator of the Mortgaged Property to execute and deliver to Lender a recordable subordination agreement subordinating any and all indebtedness owed by the Borrower and/or Guarantor to such operator to the indebtedness owed by Borrower and/or Guarantor to Lender. 6. Negative Covenants. Until full payment and performance of all obligations of Borrower under the Loan Documents (other than contingent indemnification obligations to the extent no claim giving rise thereto has been asserted), Borrower will not, without the prior written consent of Lender (and without limiting any requirement of any other Loan Documents): A. Transfer of Assets or Control. (i) sell, lease, assign or otherwise dispose of or transfer any Collateral outside the normal course of its business other than (1) resulting from any casualty or condemnation, (2) any compulsory pooling or unitization ordered by a governmental authority with jurisdiction over the oil and gas properties comprising the Collateral, farmouts of undeveloped acreage to which no proved reserves are properly attributed and assignments in connection with such farmouts not in the normal course of its business, (3) sales, transfers and other dispositions of machinery, equipment and other personal property and fixtures comprising any part of the Collateral made in connection with a release, surrender or abandonment of an oil and lease or well in the normal course of its business, (4) sales, transfers and other dispositions of machinery, equipment and other personal property and fixtures comprising any part of the Collateral in connection with the abandonment (to which Lender has given its prior written consent) of an oil and gas lease or well not in the normal course of its business, and (5) sales, transfers and other dispositions of machinery, equipment and other personal property and fixtures comprising any part of the Collateral not in the normal course of its business which are replaced by articles of at least equal suitability and value owned by Borrower free and clear of all liens except Permitted Encumbrances, or (6) the sale of production from the oil and gas properties comprising the Collateral, (ii) enter into any merger or consolidation, (iii) allow the transfer of direct control or ownership of it or form or acquire any subsidiary, or (iv) issue any new shares or options to acquire any such shares other than to Guarantor. B. Liens on Borrower’s Collateral. Grant, suffer or permit any contractual or noncontractual lien on or security interest in the Collateral except in favor of Lender or Permitted Encumbrances, or fail to promptly pay when due all lawful claims, whether for labor, materials or otherwise other than those being contested in good faith and by proper proceedings or with the written consent of Lender.

12   C. Other Indebtedness (Borrower). Except for the currently outstanding loans to related entities, to create, incur or have outstanding any indebtedness or obligation, secured or unsecured, recourse, or non-recourse, other than (i) the Note and the indebtedness described herein or in any other Loan Document; (ii) accounts payable incurred in the ordinary course of business with maturities of 60 days or less that are not delinquent or past due under current industry practices or other accounts payable that are being contested in good faith; (iii) taxes, fees, assessments or other charges to governmental authorities of every kind that are not delinquent or that are being contested in good faith and by proper proceedings; (iv) letters of credit incurred in the ordinary course of Borrower’s business, including, without limitation, letters of credit in favor of the Bureau of Land Management and letters of credit to secure corporate credit cards; (v) revenue suspension payables; (vi) intercompany loans and extensions of credit with related entities; provided, however, that no repayments by Borrower of any such intercompany loans or extensions of credit shall be permitted so long as there are any then outstanding Loans; or (vii) other unsecured or secured indebtedness incurred by Borrower not to exceed $250,000.00 in the aggregate outstanding at any time. D. Character of Business. Change the general character of its business as conducted at the date hereof, or engage in any type of business not reasonably related to its business as presently conducted. E. [Intentionally Omitted]. F. Transaction of Affiliates. Borrower will not enter into any loan transactions with any of its affiliates (except to the extent permitted pursuant to Section 6.C hereof), officers, directors and/or shareholders and/or any relative of such officer, director and/or shareholders. 7. Default. The term “Event of Default” as used in this Agreement shall mean the occurrence of any of the following events: A. a “default” or “Event of Default” (as defined in any Loan Document other than this Agreement including, but not limited to, Section 4.1 of the Mortgage and in each case after giving effect to any applicable cure or grace periods) occurs under any Loan Document other than this Agreement; B. the failure of Borrower to comply with Section 5(G) of this Agreement and such failure is not remedied within sixty (60) days of written notice of said failure to Borrower from Lender; or C. the failure of Borrower to timely and properly to observe, keep or perform any other covenant, agreement, warranty or condition herein required to be observed, kept or performed not otherwise constituting a default or Event of Default under Section 7.A or 7.B above and such failure is not remedied within twenty (20) days of written notice of said failure to Borrower from Lender.

13   8. Guaranty. The Note and any renewals, extensions and amendments thereto shall be guaranteed by the Guaranty of the Guarantor set out above and shall be on written terms as are reasonably acceptable to Lender and shall be secured by the Pledge Agreement described above. Guarantor agrees that its obligations under the terms of the Guaranty shall not be released, diminished, impaired, reduced or affected by the release and/or forgiveness of any obligations of Borrower under the terms of the Note. The maximum aggregate amount for which Guarantor shall be liable hereunder shall not exceed the maximum amount for which Guarantor can be liable without rendering this Guaranty or any other Loan Document, as it relates to Guarantor, subject to avoidance under applicable law relating to fraudulent conveyance or fraudulent transfer (including the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act and Section 548 of title 11 of the United States Code or any applicable provisions of comparable laws). 9. Remedies Upon Default. If an Event of Default shall occur and be continuing, Lender shall have all rights, powers and remedies available under each of the Loan Documents as well as all rights and remedies available at law or in equity, including, without limitation, the right to declare the Note immediately due and payable. 10. Notices. All notices, requests, consents, demands and other communications required or permitted hereunder or under any other Loan Document shall be in writing and, unless otherwise specifically provided in such other Loan Document, shall be deemed sufficiently given or furnished if delivered by personal delivery, by electronic mail, by expedited delivery service with proof of delivery, or by registered or certified United States mail, postage prepaid, at the following addresses (unless changed by similar notice in writing given by the particular party whose address is to be changed). Borrower and Guarantor: Magellan Petroleum Corporation Nautilus Poplar LLC 1775 Sherman Street, Suite 1950 Denver, Colorado 80203 Attn: Mr. Antoine Lafargue, Chief Financial Officer E-mail: alafargue@magellanpetroleum.com Lender: West Texas State Bank 1501 W. University Odessa, Texas 79764 Attn: Mr. Les W. Robbins, President-Midland E-mail: les@wtstatebk.com Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of delivery service or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or, in the case of electronic mail, upon receipt; provided that, service of a notice required by Texas Property Code §51.002, as amended, or any similar statute in any state where any part of the Mortgaged Properties are located shall be considered complete when the requirements

14   of the applicable statute for such part of the Mortgaged Properties located in the respective state are met. 11. Costs, Fees, Expenses and Attorneys’ Fees. Borrower shall pay to Lender immediately upon demand the full amount of all reasonable costs and expenses payable to third- parties, including reasonable out-of-pocket attorneys’ fees (i.e., to include outside counsel fees) and engineering fees, incurred at any time by Lender (whether before, after or during the loan closing) in connection with (a) the Loan and the negotiation and preparation of this Agreement and each of the Loan Documents and (b) all other costs and reasonable out-of-pocket attorneys’ fees incurred by Lender for which Borrower is obligated to reimburse Lender in accordance with the terms of the Loan Documents. 12. Subordination. Borrower and Guarantor subordinate and make junior and inferior (a) all debts, liabilities and obligations of (i) the Borrower owed to the Guarantor and/or (ii) the Guarantor owed to the Borrower, now existing or hereafter incurred or arising, whether principal, interest, fees or expenses, direct, contingent, primary, secondary, joint and several, joint or several, or otherwise, and irrespective of the manner in which, or the person or persons in whose favor, such debts, liabilities, or other obligations may at their inception have been, or may hereafter be, created or the manner in which the Borrower and/or Guarantor may have acquired rights with respect thereto (“Subordinated Obligations”) and the payment and enforcement of the Subordinated Obligations to (ii) the Note and all other debts, liabilities and obligations of Borrower and/or Guarantor owed to Lender now existing or hereafter incurred or arising (“Senior Obligations”) and the payment and enforcement of the Senior Obligations. Any liens, charges, security interests, pledges, assignments or other encumbrances securing the Subordinated Obligations are, and will at all times prior to the Termination Date, be subject, subordinate and inferior to all liens, charges, security interests, pledges, assignments and other encumbrances securing the Senior Obligations. By “Termination Date” is meant the date that no further amounts are owing by Borrower to Lender under the above Note and/or any and all other indebtedness owed by Borrower to Lender under any Loan Document. 13. Setoff. Upon the occurrence and during the continuance of any Event of Default, the Lender is hereby authorized at any time and from time to time, without notice to the Borrower (any such notice being expressly waived by the Borrower), to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Lender to or for the credit or the account of the Borrower against any and all of the indebtedness of the Borrower under the Note and the Loan Documents, including this Agreement, irrespective of whether or not the Lender shall have made any demand under the Loan Documents, including this Agreement or the Note and although such indebtedness may be unmatured. Any amount set-off by the Lender in accordance herewith shall be applied against the Obligations owed the Lender by the Borrower pursuant to this Agreement and the Note. The Lender agrees promptly to notify the Borrower after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Lender under this Section are in addition to other rights and

15   remedies (including, without limitation, other rights of set-off) which the Lender may have. 14. Confidential Information. A. Non-Public Information. Lender acknowledges and agrees that it may receive material non-public information (“MNPI”) hereunder concerning Borrower, Guarantor and their affiliates and agrees to use such information in material compliance with all relevant policies, procedures and applicable law (including United States federal and state security laws and regulations). B. Confidential Information. Lender agrees to use all reasonable efforts to maintain, in accordance with its customary practices, the confidentiality of information obtained by it pursuant to any Loan Document and whether or not designated in writing by Borrower or Guarantor as confidential, except that such information may be disclosed (i) with the Borrower’s consent, (ii) to each director, officer, employee, agent, trustee, representative, attorney, accountant and each insurance, environmental, legal, financial and other advisor and other consultants and agents (the “Related Persons”) of or to Lender that are advised of the confidential nature of such information and are instructed to keep such information confidential in accordance with the terms hereof, (iii) to the extent such information presently is or hereafter becomes (A) publicly available other than as a result of a breach of this Section 14 or (B) available to Lender or its Related Persons, as the case may be, from a source (other than Borrower or Guarantor) not known by them to be subject to disclosure restrictions, (iv) to the extent disclosure is required by applicable law or other legal process or requested or demanded by any governmental authority, (v) (A) to the National Association of Insurance Commissioners or any similar organization, any examiner or any nationally recognized rating agency or (B) otherwise to the extent consisting of general portfolio information that does not identify Borrower or Guarantor, (vi) to current or prospective assignees, participants, any holder of, or trustee for the benefit of the holders of, the Obligations and to their respective Related Persons, in each case to the extent such assignees, participants, holders of Obligations or Related Persons agree to be bound by provisions substantially similar to the provisions of this Section 14 (and such Person may disclose information to their respective Related Persons in accordance with clause (ii) above), (vii) to any other party hereto, and (ix) in connection with the exercise or enforcement of any right or remedy under any Loan Document, in connection with any litigation or other proceeding to which Lender or its Related Persons is a party or bound, or to the extent necessary to respond publicly to public statements or disclosures by Borrower, Guarantor or their respective Related Persons referring to Lender or its Related Persons. In the event of any conflict between the terms of this Section 14 and those of any other contractual obligation entered into between Lender and Borrower and/or Guarantor (whether or not a Loan Document), the terms of this Section 14 shall govern. C. Material Non-Public Information. Borrower and Guarantor hereby agree that if either they or any subsidiary has publicly traded equity or debt securities in the United States, they shall (and shall cause such subsidiary, as the case may be, to) (i)

16   identify in writing, and (ii) to the extent reasonably practicable, clearly and conspicuously mark all reports, notices, communications and other information or materials provided or delivered by, or on behalf of, Borrower and/or Guarantor hereunder (collectively, the “Borrower Materials”) that contain only information that is publicly available or that is not material for purposes of U.S. federal and state securities laws as “PUBLIC”. Borrower and Guarantor agree that by identifying such Borrower Materials as “PUBLIC” or publicly filing such Borrower Materials with the Securities and Exchange Commission, then Lender shall be entitled to treat such Borrower Materials as not containing any MNPI for purposes of U.S. federal and state securities laws. 15. Miscellaneous. Borrower and Lender further covenant and agree as follows, without limiting any requirement of any other Loan Document: A. Cumulative Rights and No Waiver. Each and every right granted to Lender under any Loan Document, or allowed it by law or equity shall be cumulative of each other and may be exercised in addition to any and all other rights of Lender, and no delay in exercising any right shall operate as a waiver thereof, nor shall any single or partial exercise by Lender of any right preclude any other or future exercise thereof or the exercise of any other right. Borrower expressly waives any presentment, demand, protest or other notice of any kind, including but not limited to notice of intent to accelerate and notice of acceleration except such notices as required under the laws of the State of Texas. No notice to or demand on Borrower in any case shall, of itself, entitle Borrower to any other or future notice or demand in similar or other circumstances. B. Governing Law. WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW, THIS AGREEMENT AND THE NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES OF AMERICA BUT IN ANY EVENT CHAPTER 346 OF THE TEXAS FINANCE CODE (WHICH REGULATES CERTAIN REVOLVING LOAN ACCOUNTS AND REVOLVING TRIPARTY ACCOUNTS) SHALL NOT APPLY TO THE LOAN EVIDENCED BY THE NOTE AND EXCEPT THAT TO THE EXTENT THAT THE LAW OF ANOTHER STATE IN WHICH A PORTION OF THE PROPERTY IS LOCATED (OR WHICH IS OTHERWISE APPLICABLE TO A PORTION OF THE PROPERTY) NECESSARILY GOVERNS WITH RESPECT TO PROCEDURAL AND SUBSTANTIVE MATTERS RELATING TO THE CREATION, PERFECTION AND ENFORCEMENT OF THE LIENS, SECURITY INTERESTS AND OTHER RIGHTS AND REMEDIES GRANTED HEREIN, THE LAW OF SUCH OTHER STATE SHALL APPLY AS TO THAT PORTION OF THE PROPERTY LOCATED IN (OR OTHERWISE SUBJECT TO THE LAWS OF) SUCH STATE. C. Amendment. No modification, consent, amendment or waiver of any provision of this Loan Agreement, nor consent to any departure by Borrower and/or Guarantor therefrom, shall be effective unless the same shall be in writing and signed by

17   the party against whom enforcement is sought, and then shall be effective only in the specified instance and for the purpose for which given. This Loan Agreement is binding upon Borrower and/or Guarantor, their respective heirs, successors and assigns, and inures to the benefit of Lender, its successors and assigns; however, no assignment or other transfer of Borrower and/or Guarantor’s rights or obligations hereunder shall be made or be effective without Lender’s prior written consent, nor shall it relieve Borrower and/or Guarantor of any obligations hereunder. There is no third party beneficiary of this Loan Agreement. D. [Intentionally Omitted]. E. Partial Invalidity. The unenforceability or invalidity of any provision of this Loan Agreement shall not affect the enforceability or validity of any other provision herein and the invalidity or unenforceability of any provision of any Loan Document to any person or circumstance shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances. F. Indemnification. Borrower shall indemnify, defend and hold Lender and its officers, employees, agents, shareholders, directors, successors and assigns (each, a “Lender Party”) harmless from and against any and all claims, demands, suits, losses, damages, assessments, fines, penalties, costs or other expenses (including reasonable out-of-pocket attorneys’ fees and court costs) arising from or in any way related to any of the transactions contemplated hereby, including but not limited to actual or threatened damage to the environment, agency costs of investigation, personal injury or death, or property damage, due to a release or alleged release of Hazardous Materials in on or under the Collateral, or gaseous emissions arising from Borrower’s business operations or any other condition existing or arising from Borrower’s business operations resulting from the use or existence of Hazardous Materials, whether such claim proves to be true or false. Borrower further agree that its indemnity obligations shall include, but are not limited to, liability for damages incurred by any Lender Party resulting from the personal injury or death of an employee of Borrower, regardless of whether it has paid the employee under the workmen’s compensation laws of any state or other similar federal or state legislation for the protection of employees, in each case except to the extent resulting from the gross negligence, willful misconduct or fraud of a Lender Party. The term “property damage” as used in this paragraph includes, but is not limited to, damage to any real or personal property of Borrower comprising a portion of the Mortgaged Property, the Lender, and of any third parties. The Borrower’s obligations under this paragraph shall survive the repayment of the Loan and, with respect to any liability arising prior to any foreclosure on, appointment of a receiver for, or deed-in-lieu with respect thereto by or on behalf of Noteholder, any deed in lieu of foreclosure or foreclosure of the Mortgage. G. WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY

18   JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. H. CHOICE OF FORUM: CONSENT TO SERVICE OF PROCESS AND JURISDICTION. THE OBLIGATIONS OF BORROWER UNDER THE LOAN DOCUMENTS ARE PERFORMABLE IN ECTOR COUNTY, TEXAS. ANY SUIT, ACTION OR PROCEEDING AGAINST THE BORROWER WITH RESPECT TO THE LOAN DOCUMENTS OR ANY JUDGMENT ENTERED BY ANY COURT IN RESPECT THEREOF, MAY BE BROUGHT IN THE COURTS OF THE STATE OF TEXAS, COUNTY OF ECTOR, OR IN THE UNITED STATES COURTS LOCATED IN ECTOR COUNTY, TEXAS AND THE BORROWER HEREBY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF SUCH COURTS FOR THE PURPOSE OF ANY SUCH SUIT, ACTION OR PROCEEDING. THE BORROWER HEREBY IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN ANY SUIT, ACTION OR PROCEEDING IN SAID COURT BY THE MAILING THEREOF BY LENDER BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE BORROWER, AS APPLICABLE, AT THE ADDRESS FOR NOTICES AS PROVIDED ABOVE. THE BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT BROUGHT IN THE COURTS LOCATED IN THE STATE OF TEXAS, COUNTY OF ECTOR, AND HEREBY FURTHER IRREVOCABLY WAIVE ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. I. Survivability. All covenants, agreements, representations and warranties made herein or in the other Loan Documents shall survive the making of the Loan and shall continue in full force and effect so long as the Loan (other than contingent indemnification obligations to the extent no claim giving rise thereto has been asserted) is

19   outstanding or the obligation of the Lender to make any advances on the Loan shall not have expired. J. Conflict. If there are any conflicts or inconsistencies between this Agreement, the Note, and any Security Documents, this Loan Agreement shall prevail and control. K. Counterpart. This Agreement may be executed in a number of identical separate counterparts (including by facsimile transmission or by other electronic means showing execution by a party), each of which for all purposes is to be (a) deemed an original and (b) as effective as delivery of a manually executed counterpart, but all of which shall constitute, collectively, one Agreement. [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK] (signature page follows)

NOTICE THIS LOAN AGREEMENT, THE SECURITY DOCUMENTS, THE NOTE, THE SUBQRDINATION AGREEMENT, IF ANY, AND THE ACCOMPANYING UCC-1 FINANCING STATEMENT AND/DR ANY AND ALL OTHER DOCUMENTS EXECUTED AT OR NEAR THE TIME 4F THE EXECUTION OF THIS DOCUMENT CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 2bA2{a} OF THE TEXAS BUSINESS & COMMERCE CODE, AND REPRESENTS THE FINAL AGREEMENT BETWEEN TIE FARTIES AND MAY NOT BE G4NTRADICTED ~Y EVIDENCE O~ PRIOR, CONTEMPQRANEOUS 4R SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES, THE12E ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, IN WITNESS WHEREOF, the panties hereto have caused this Loan Agreement to be duly executed to be effective as of the date first above written. EXECUTED oar this ~~ day of September, 2QI4 EXECUTED an this I~ ~ day of September, 2014 EXECUTED on the _ day of September, 2014 BORROWER: NAUTILUS POPLAR LLC, a Montana limited liability company By: Magella Petroleum Coipoz~atio~l, its inanagei• By: Antoine Lafargae, Chief Financial Officer GUARANTOR: MAGELLAN PETROLEUM CORPORATION, a Delaware co poration By: Ai~toiue Lafargue, Chief ~'inanciai Officer LENDER: WEST TEXAS STATE BANK Les W. Robbins, Presideut~Midland [i..OAN AGRIiI'sMit~l'1'1

NOTICE

THIS LOAN AGREEMENT, THE SECURITY DOCUMENTS, THE NOTE AND THE ACCOMPANYING UCC-1 FINANCING STATEMENT AND GUARANTY AND/OR ANY AND ALL OTHER DOCUMENTS EXECUTED AT OR NEAR THE TIME OF THE EXECUTION OF THIS DOCUMENT CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(a) OF THE TEXAS BUSINESS & COMMERCE CODE, AND REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be duly executed to be effective as of the date first above written.

BORROWER:

NAUTILUS POPLAR LLC, a Montana limited liability company

By: Magellan Petroleum Corporation, its manager

EXECUTED on this _____ day of September, 2014

By: ______________________

Antoine Lafargue, Chief Financial Officer

GUARANTOR:

MAGELLAN PETROLEUM CORPORATION, a Delaware corporation

EXECUTED on this _____ day of September, 2014

By: ______________________

Antoine Lafargue, Chief Financial Officer

LENDER:

WEST TEXAS STATE BANK

EXECUTED on the 17th day of September, 2014

By: [signature]

Les W. Robbins, President-Midland

20

Page 1 of 2   EXHIBIT "A" Attached to and made a part of that certain Loan Agreement dated September 17, 2014, by and between WEST TEXAS STATE BANK, NAUTILUS POPLAR LLC and MAGELLAN PETROLEUM CORPORATION. FORM OF BORROWING REQUEST Date: __________, ____ To: West Texas State Bank (“Lender”) Re: Nautilus Poplar LLC (“Borrower”) Reference is made to that certain Loan Agreement dated as of September 17, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), by and among Lender, Borrower and Magellan Petroleum Corporation. Capitalized terms used herein without definition are used as defined in the Loan Agreement. Borrower hereby gives Lender irrevocable notice, pursuant to Section 2.A(iii) of the Loan Agreement, of its request for a Loan (the “Proposed Borrowing”) under the Loan Agreement and, in that connection, sets forth the following information: 1. The date of the Proposed Borrowing is __________, ____ (the “Funding Date”). 2. The aggregate principal amount of the Proposed Borrowing is $_________. The undersigned hereby certifies that[, except as set forth on Schedule A attached hereto,] the following statements shall be true as of the Funding Date: (i) all representations and warranties made to Lender in the Loan Agreement and the other Loan Documents are true and correct in all material respects (except to the extent any such representation or warranty specifically relates to a specific date); (ii) no event has occurred and is continuing, or would result from the disbursement of the Proposed Borrowing, which with notice or lapse of time, or both, would constitute an Event of Default; (iii) no material adverse change in the financial condition of Borrower, or in the value of the Collateral taken as a whole, has occurred since the effective date of the most recent financial statements furnished to Lender and is continuing;

Page 2 of 2   (iv) Lender has received all financial reports, financial statements, tax returns, Reserve Evaluations and other information required to be delivered on or prior to the Funding Date under Section 5.A. of the Loan Agreement, and each is appropriately executed by Borrower and all other proper parties; and (v) after giving effect to the Proposed Borrowing, the aggregate principal amount of the Loans outstanding does not exceed $8,000,000. NAUTILUS POPLAR LLC, a Montana limited liability company By: Magellan Petroleum Corporation, its manager By: DO NOT SIGN – EXHBIT ONLY Name: Antoine Lafargue Title: Chief Financial Officer [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]